UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 9, 2008

Omrix Biopharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51905	52-2147005
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1120 Avenue of the Americas, 4th Floor, New York, New York		10036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-6500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On each of October 8, 2008 and October 9, 2008, the registrant issued a press release relating to its Fibrin Pad U.S. Phase II Clinical Trial in mild to moderate bleeding. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to its Current Report on Form 8-K, which are being furnished, but not filed, in accordance with General Instruction B.2 of Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omrix Biopharmaceuticals, Inc.

October 9, 2008	By:	/s/ Nanci Prado

Name: Nanci Prado
Title: Vice President, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 8, 2008, entitled Omrix Biopharmaceuticals Announces Interim Analysis Indicating Superiority of Fibrin Pad Versus SURGICEL in Mild to Moderate Bleeding in U.S. Phase II Clinical Trial and Provides Update on Additional Fibrin Pad Clinical Trials
99.2	Press Release, dated October 9, 2008, entitled Omrix Biopharmaceuticals Provides Update on Fibrin Pad U.S. Phase II Clinical Trial in Mild to Moderate Bleeding